UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2019, at the annual meeting of shareholders of Columbia Financial, Inc. (the “Company”), the Company’s shareholders approved the Columbia Financial, Inc. 2019 Equity Incentive Plan (the “Plan”). The Plan will be administered by the Compensation Committee of the Company’s Board of Directors. The Committee, in its discretion, may grant stock-based awards, including grants of performance shares, performance units, restricted stock, restricted stock units, non-qualified stock options, incentive stock options, and stock appreciation rights, to officers, employees and non-employee directors of the Company and its subsidiaries. A description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2019 (the “Proxy Statement”) in the section entitled “Proposal 2: Approval of the Columbia Financial, Inc. 2019 Equity Incentive Plan,” which is incorporated herein by reference.  A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of the Company was held on June 6, 2019. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
Thomas J. Kemly	90,813,012	2,254,885
Henry Kuiken	89,973,610	3,094,287

There were 16,445,463 broker non-votes on the proposal.

2.	The Columbia Financial, Inc. 2019 Equity Incentive Plan was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
91,729,083	1,138,488	200,326

There were 16,445,463 broker non-votes on the proposal.

3.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
108,982,307	465,352	65,701

There were no broker non-votes on the proposal.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

10.1	Columbia Financial, Inc. 2019 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: June 6, 2019	By:	/s/ Thomas J. Kemly
Thomas J. Kemly
President and Chief Executive Officer